UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  October 26, 1998

                     MORTGAGE LENDERS HOME EQUITY LOAN TRUST
                 Asset Backed Certificates, Series 1998-2 Trust


New York (governing law of          333-27355      PENDING
Pooling and Servicing Agreement)    (Commission    IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Norwest Bank Minnesota, N.A.
        11000 Broken Land Parkway                            21044
        Columbia, MD                                        (Zip Code)
        (Address of principal executive offices)


        Registrant's telephone number, including area code:  (410) 884-2000



        (Former name or former address, if changed since last report)


ITEM 5.  Other Events

On October 26, 1998 a distribution was made to holders of MORTGAGE LENDERS HOME EQUITY LOAN TRUST, Asset Backed Certificates, Series 1998-2 Trust.



  ITEM 7.  Financial Statements and Exhibits

        (c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description

             EX-99.1 Monthly report distributed to holders of Asset Backed Certificates, Series 1998-2 Trust, relating to the October 26, 1998 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                      MORTGAGE LENDERS HOME EQUITY LOAN TRUST
                  Asset Backed Certificates, Series 1998-2 Trust

              By:   Norwest Bank Minnesota, N.A., as Manager
              By:   /s/ Sherri J. Sharps, Vice president
              By:   Sherri J. Sharps, Vice president
              Date: 11/09/1998


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Asset Backed Certificates, Series 1998-2 Trust, relating to the October 26, 1998 distribution.